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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported):   June 28, 2002

                   INTERNATIONAL BUSINESS MACHINES CORPORATION

             (Exact name of registrant as specified in its charter)

                                       1-2360                  13-0871985
          New York                (Commission File          (I.R.S. Employer
  (State of Incorporation)            Number)                Identification No.)

      Armonk, New York                 10504
  (Address of principal              (Zip Code)
     executive offices)


        Registrant's telephone number, including area code: 914-499-1900

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Item 7. Financial Information, Pro Forma Financial Information and Exhibits.

This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-37034 on Form S-3, effective June 20, 2000, the documents included as Exhibits 1, 2 and 3 hereto, relating to the issuance by IBM of up to $1,000,000,000 aggregate principal amount of Medium-Term Notes.

The following exhibits are hereby filed with this report:

Exhibit
Number                       Description
-------                      -----------

(1) Selling Agent Agreement dated June 28, 2002, among International Business Machines Corporation, ABN AMRO Financial Services, Inc., A.G. Edwards & Sons, Inc., Edward Jones & Co., L.P., Fidelity Capital Markets, a division of National Financial Services LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Prudential Securities, Salomon Smith Barney Inc., Charles Schwab & Co., Inc., and UBS PaineWebber Inc.

(2)   Form of Master Note.

(3)   Resolution of the IBM Board of Directors dated April 30, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   INTERNATIONAL BUSINESS MACHINES CORPORATION
                                  (Registrant)


                                     BY: /s/ ANDREW BONZANI
                                     ---------------------------------
                                       NAME: ANDREW BONZANI
                                       TITLE:  ASSISTANT SECRETARY


Dated: July 1, 2002

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                                  Exhibit Index

Exhibit
Number                       Description
-------                      -----------

(1) Selling Agent Agreement dated June 28, 2002, among International Business Machines Corporation, ABN AMRO Financial Services, Inc., A.G. Edwards & Sons, Inc., Edward Jones & Co., L.P., Fidelity Capital Markets, a division of National Financial Services LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Prudential Securities, Salomon Smith Barney Inc., Charles Schwab & Co., Inc., and UBS PaineWebber Inc.

(2)   Form of Master Note.

(3)   Resolution of the IBM Board of Directors dated April 30, 2002.